UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report:September 28, 2004
                                       ------------------
                        (Date of earliest event reported)

                          21ST CENTURY HOLDING COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Florida                    0-2500111              65-0248866
-------------------------------- -----------------------  ----------------------
(State or other jurisdiction of     (Commission File        (I.R.S. Employer
         incorporation)                 Number)             Identification No.)

       3661 West Oakland Park Blvd., Suite 300
                Lauderdale Lakes, FL                                33311
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      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (954) 581-9993

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFT 240.13e-4( c))

Item  1.01 Entry Into a Material Definitive Agreement.

On September 28, 2004, Federated Premium Finance, Inc. ("Federated"), a wholly owned subsidiary of 21st Century Holding Company, entered into a Second Modification Agreement (the "Second Modification") between Federated and Westchester Premium Acceptance Corporation ("WPAC"). WPAC is a sister corporation to FPF, Inc., both of which are wholly owned subsidiaries of Flatiron Credit Company, Inc. The Second Modification, which is effective September 30,2004, renews and extends Federated's existing financing arrangement as set forth in the Sale and Assignment Agreement dated September 30, 2001, as amended by the First Modification Agreement dated September 30, 2002, between Federated and FPF, Inc. (the "Agreement").

The Second Modification extends the Agreement for an additional three-year term ending September 30, 2007, unless sooner terminated.

The Second Modification also amended certain provisions of the Agreement, including the following:

      o The term "Advance Rate" was amended to reduce to 90.0% (from 95.0%) the percentage of principal amount of Eligible Receivables available as advances under the Agreement.

      o The term "Maximum Purchase Commitment" was amended to provide that the maximum availability under the Agreement would initially be $2,000,000, subject to increase in $500,000 increments, at the written request of Federated and accepted at the sole discretion of WPAC, up to a cap of $4,000,000.

      o The "Interest Rate" on the amounts advanced was amended to equal to the greater of 5.75% or a floating rate of interest equal to The Wall St. Journal prime rate plus a spread that varies with the credit quality assigned to the various insurers whose receivables are being sold under the Agreement.

      o The "Tangible Net Worth" requirement was increased to $3 million from $2 million.

Additionally, certain other covenants, definitions and fees were modified in the Second Modification.

The Second Modification Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item  9.01. Financial Statements and Exhibits.

(c)     Exhibits.

10.1 Second Modification Agreement, dated as of September 28, 2004 between Federated Premium Finance, Inc. and Westchester Premium Acceptance Corporation

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   21ST CENTURY HOLDING COMPANY


Date:October 4, 2004               By:   /s/ RICHARD A. WIDDICOMBE
                                         ---------------------------------------
                                   Name:     Richard A. Widdicombe
                                   Title:    Chief Executive Officer
                                            (Principal Executive Officer)


Date:October 4, 2004               By:   /s/ JAMES GORDON JENNINGS, III
                                         ---------------------------------------
                                   Name:     James Gordon Jennings, III
                                   Title:    Chief Financial Officer
                                   (Principal Accounting and Financial Officer)

                                  EXHIBIT INDEX

Exhibit No.      Exhibit Title

10.1 Second Modification Agreement, dated as of September 28, 2004 between Federated Premium Finance, Inc. and Westchester Premium Acceptance Corporation